UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-425-6432

Date of fiscal year end: December 31

Date of reporting period: September 30, 2010

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET FUNDS, INC.

WESTERN ASSET ABSOLUTE RETURN PORTFOLIO

FORM N-Q

SEPTEMBER 30, 2010

WESTERN ASSET ABSOLUTE RETURN PORTFOLIO

Schedule of investments (unaudited)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 41.5%
CONSUMER DISCRETIONARY - 4.0%
Automobiles - 2.6%
Ford Motor Credit Co., LLC, Notes	7.000%	10/1/13	7,800,000	$8,368,433

Hotels, Restaurants & Leisure - 0.1%
Inn of the Mountain Gods Resort & Casino, Senior Notes	12.000%	11/15/10	250,000	102,500	(a)(b)
MGM MIRAGE Inc., Senior Notes	6.625%	7/15/15	140,000	117,250
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	45,000	50,062
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	105,000	119,569

Total Hotels, Restaurants & Leisure				389,381

Media - 1.1%
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	10.875%	9/15/14	160,000	181,200	(c)
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	70,000	90,500
Comcast Corp.	5.700%	5/15/18	2,350,000	2,689,862
DISH DBS Corp., Senior Notes	7.875%	9/1/19	400,000	430,500
Gannett Co. Inc.	6.375%	4/1/12	40,000	41,400
News America Inc., Senior Notes	6.650%	11/15/37	50,000	57,514
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	155,000	165,850

Total Media				3,656,826

Multiline Retail - 0.2%
Neiman Marcus Group Inc., Senior Notes	9.000%	10/15/15	505,212	524,789	(d)

TOTAL CONSUMER DISCRETIONARY				12,939,429

CONSUMER STAPLES - 3.7%
Beverages - 0.2%
Dr. Pepper Snapple Group Inc., Senior Notes	6.820%	5/1/18	460,000	569,133

Food & Staples Retailing - 2.8%
CVS Corp.	9.350%	1/10/23	500,000	527,180	(c)
CVS Pass-Through Trust, Secured Notes	5.298%	1/11/27	27,941	28,082	(c)(e)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	41,426	43,744
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	93,504	98,944
Delhaize Group, Senior Notes	6.500%	6/15/17	3,014,000	3,593,842
Kroger Co., Senior Notes	6.150%	1/15/20	1,100,000	1,307,083
Safeway Inc., Senior Debentures	7.250%	2/1/31	1,360,000	1,678,942
The Kroger Co.	5.000%	4/15/13	1,620,000	1,764,805

Total Food & Staples Retailing				9,042,622

Food Products - 0.3%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	800,000	893,639

Household Products - 0.1%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	7.750%	10/15/16	465,000	473,137	(c)

Tobacco - 0.3%
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	900,000	1,030,196

TOTAL CONSUMER STAPLES				12,008,727

ENERGY - 4.7%
Oil, Gas & Consumable Fuels - 4.7%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	540,000	589,642
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	290,000	319,567
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	1,060,000	1,038,800
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	650,000	653,414
Chesapeake Energy Corp., Senior Notes	6.500%	8/15/17	100,000	103,750
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	55,000	59,262
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	250,000	255,625
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	1,690,000	1,794,554
Energy Transfer Partners LP, Senior Notes	6.700%	7/1/18	3,800,000	4,425,792
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	1,000,000	1,128,009
LUKOIL International Finance BV, Senior Notes	7.250%	11/5/19	480,000	522,672	(c)
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	800,000	885,636

See Notes to Schedule of Investments.

WESTERN ASSET ABSOLUTE RETURN PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - continued
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	440,000	$522,865	(c)
SandRidge Energy Inc., Senior Toggle Notes	8.625%	4/1/15	1,000,000	1,000,000	(d)
TNK-BP Finance SA	6.625%	3/20/17	232,000	245,630	(c)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	192,000	213,600	(c)
XTO Energy Inc., Senior Notes	5.500%	6/15/18	1,238,000	1,483,030

TOTAL ENERGY				15,241,848

FINANCIALS - 16.1%
Capital Markets - 3.5%
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	60,000	50,925	(f)(g)
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	1,800,000	1,996,580
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	3,130,000	837,275	(a)(b)(c)
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	240,000	0	(a)(b)(c)(e)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	100,000	10	(a)(f)(g)
Lehman Brothers Holdings Inc., Medium-Term Notes	5.625%	1/24/13	1,000,000	230,000	(a)
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	2,350,000	235	(a)
Lehman Brothers Holdings Inc., Medium-Term Notes, Senior Notes	6.200%	9/26/14	320,000	70,800	(a)
Merrill Lynch & Co. Inc., Senior Notes	5.450%	2/5/13	3,490,000	3,748,050
Merrill Lynch and Co. Inc.	6.050%	5/16/16	1,980,000	2,107,494
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	2,160,000	2,394,695

Total Capital Markets				11,436,064

Commercial Banks - 3.7%
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	40,000	28,750	(f)(g)
Barclays Bank PLC, Senior Notes	5.125%	1/8/20	1,860,000	2,010,943
BPCE SA, Subordinated Bonds	12.500%	9/30/19	1,022,000	1,176,404	(c)(f)(g)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	760,000	813,200	(c)(f)(g)
Glitnir Banki HF, Notes	6.375%	9/25/12	680,000	207,400	(a)(b)(c)
Glitnir Banki HF, Subordinated Bonds	7.451%	9/14/16	100,000	0	(a)(b)(c)(e)(f)(g)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	1,810,000	0	(a)(b)(c)(e)(f)
HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds	6.071%	6/30/14	230,000	202,400	(c)(f)(g)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	442,000	444,277	(c)(f)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	2,190,000	235,425	(a)(b)(c)
Lloyds TSB Bank PLC, Bonds	4.375%	1/12/15	745,000	762,968	(c)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	745,000	780,447	(c)
Royal Bank of Scotland Group PLC, Senior Subordinated Notes	6.375%	2/1/11	500,000	507,231
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	1,020,000	1,022,294
Shinsei Finance Cayman Ltd., Junior Subordinated Bonds	6.418%	7/20/16	300,000	196,775	(c)(f)(g)
Wachovia Corp., Senior Notes	5.750%	2/1/18	2,510,000	2,860,346
Wachovia Corp., Subordinated Notes	5.625%	10/15/16	730,000	812,122

Total Commercial Banks				12,060,982

Consumer Finance - 2.5%
Ally Financial Inc., Senior Notes	6.625%	5/15/12	949,000	982,215
Ally Financial Inc., Senior Notes	7.500%	12/31/13	273,000	290,062
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	185,000	190,088
American Express Co., Subordinated Debentures	6.800%	9/1/66	40,000	40,000	(f)
American General Finance Corp., Medium-Term Notes	6.900%	12/15/17	410,000	342,350
Caterpillar Financial Services Corp., Medium-Term Notes	5.450%	4/15/18	500,000	579,640
Ford Motor Credit Co., LLC, Senior Notes	7.000%	4/15/15	670,000	715,949
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,610,000	2,027,742
GMAC Inc., Senior Notes	6.875%	9/15/11	949,000	978,656
GMAC Inc., Senior Notes	6.000%	12/15/11	1,013,000	1,034,526

See Notes to Schedule of Investments.

WESTERN ASSET ABSOLUTE RETURN PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Consumer Finance - continued
John Deere Capital Corp., Medium-Term Notes	5.350%	4/3/18	800,000	$927,182

Total Consumer Finance				8,108,410

Diversified Financial Services - 3.7%
Air 2 US, Notes	8.027%	10/1/19	761,619	742,579	(c)
Citigroup Inc.	5.500%	2/15/17	5,570,000	5,751,470
Citigroup Inc., Senior Notes	6.875%	3/5/38	1,380,000	1,541,358
East Lane Re Ltd.	6.466%	5/6/11	300,000	300,000	(c)(e)(f)
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	2,800,000	3,107,933
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	60,000	59,850	(f)
PHH Corp.	7.125%	3/1/13	110,000	110,275
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	475,000	(c)(f)

Total Diversified Financial Services				12,088,465

Insurance - 2.7%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	4,420,000	4,574,700
ASIF Global Financing XIX	4.900%	1/17/13	1,400,000	1,431,500	(c)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	50,000	46,750
Metropolitan Life Global Funding I	5.125%	4/10/13	950,000	1,033,975	(c)
Pacific Life Global Funding, Notes	5.150%	4/15/13	1,040,000	1,123,138	(c)
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	220,000	270,727	(c)
Travelers Cos. Inc., Junior Subordinated Debentures	6.250%	3/15/37	120,000	115,200	(f)

Total Insurance				8,595,990

Real Estate Investment Trusts (REITs) - 0.0%
Health Care Property Investors Inc.	6.450%	6/25/12	60,000	63,814

TOTAL FINANCIALS				52,353,725

HEALTH CARE - 4.4%
Biotechnology - 0.1%
Amgen Inc., Senior Notes	4.500%	3/15/20	370,000	409,887

Health Care Equipment & Supplies - 0.4%
Boston Scientific Corp., Senior Notes	6.000%	1/15/20	1,170,000	1,247,851

Health Care Providers & Services - 3.9%
AmerisourceBergen Corp.	5.875%	9/15/15	50,000	57,326
HCA Inc., Senior Notes	6.300%	10/1/12	274,000	278,110
HCA Inc., Senior Notes	6.500%	2/15/16	619,000	619,000
HCA Inc., Senior Secured Notes	9.125%	11/15/14	10,000	10,538
HCA Inc., Senior Secured Notes	9.250%	11/15/16	910,000	985,075
HCA Inc., Senior Secured Notes	9.625%	11/15/16	630,000	683,550	(d)
Humana Inc.	8.150%	6/15/38	680,000	747,322
Humana Inc., Senior Notes	7.200%	6/15/18	340,000	393,605
Tenet Healthcare Corp., Senior Secured Notes	9.000%	5/1/15	525,000	570,938	(e)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	525,000	599,812	(e)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	29,000	32,009	(e)
UnitedHealth Group Inc.	4.875%	4/1/13	940,000	1,013,610
UnitedHealth Group Inc., Senior Notes	4.875%	2/15/13	3,000,000	3,224,307
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	1,210,000	1,412,479
US Oncology Holdings Inc., Senior Notes	6.737%	3/15/12	407,195	385,817	(d)(f)
WellPoint Inc., Notes	5.875%	6/15/17	1,470,000	1,694,166

Total Health Care Providers & Services				12,707,664

TOTAL HEALTH CARE				14,365,402

INDUSTRIALS - 2.0%
Aerospace & Defense - 0.5%
L-3 Communications Corp., Senior Notes	5.200%	10/15/19	520,000	562,098
L-3 Communications Corp., Senior Subordinated Notes	5.875%	1/15/15	130,000	132,925
L-3 Communications Corp., Senior Subordinated Notes	6.375%	10/15/15	960,000	990,000

Total Aerospace & Defense				1,685,023

See Notes to Schedule of Investments.

WESTERN ASSET ABSOLUTE RETURN PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Airlines - 0.5%
Continental Airlines Inc.	6.820%	5/1/18	60,915	$62,286
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	230,000	244,663	(e)
Continental Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	53,553	55,963
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	980,000	1,068,200
US Airways Pass-Through Trust	6.850%	1/30/18	265,525	254,904

Total Airlines				1,686,016

Building Products - 0.0%
Masco Corp.	7.125%	8/15/13	50,000	53,279

Commercial Services & Supplies - 0.1%
Republic Services Inc., Senior Notes	5.500%	9/15/19	290,000	326,683

Construction & Engineering - 0.1%
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	470,000	502,900	(c)

Industrial Conglomerates - 0.1%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	250,000	268,750

Road & Rail - 0.6%
Asciano Finance Ltd., Senior Notes	3.125%	9/23/15	1,280,000	1,283,973	(c)
Asciano Finance Ltd., Senior Notes	4.625%	9/23/20	640,000	645,488	(c)

Total Road & Rail				1,929,461

Trading Companies & Distributors - 0.1%
Ashtead Capital Inc., Notes	9.000%	8/15/16	200,000	207,000	(c)

TOTAL INDUSTRIALS				6,659,112

INFORMATION TECHNOLOGY - 0.2%
Semiconductors & Semiconductor Equipment - 0.2%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	720,000	839,271

MATERIALS - 1.3%
Containers & Packaging - 0.1%
Ball Corp., Senior Notes	6.750%	9/15/20	400,000	424,000

Metals & Mining - 1.2%
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	1,910,000	2,132,038
Steel Dynamics Inc., Senior Notes	7.750%	4/15/16	410,000	426,400
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	15,000	18,494
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	17,000	20,655
Teck Resources Ltd., Senior Secured Notes	10.750%	5/15/19	30,000	37,779
Vale Overseas Ltd., Notes	6.875%	11/21/36	636,000	726,603
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	330,000	354,750	(c)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	160,000	171,800	(c)

Total Metals & Mining				3,888,519

TOTAL MATERIALS				4,312,519

TELECOMMUNICATION SERVICES - 2.8%
Diversified Telecommunication Services - 1.9%
AT&T Inc., Global Notes	5.500%	2/1/18	2,930,000	3,398,378
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	500,000	457,500	(c)
Qwest Corp., Senior Notes	7.500%	10/1/14	190,000	214,700
Verizon Communications Inc.	6.100%	4/15/18	1,150,000	1,367,544
Wind Acquisition Finance SA, Senior Bonds	12.000%	12/1/15	300,000	317,625	(c)
Windstream Corp., Senior Notes	8.625%	8/1/16	480,000	507,600

Total Diversified Telecommunication Services				6,263,347

Wireless Telecommunication Services - 0.9%
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	490,000	528,483
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	315,000	334,294
Crown Castle Towers LLC, Senior Secured Notes	4.883%	8/15/20	1,000,000	1,033,129	(c)
True Move Co., Ltd.	10.750%	12/16/13	800,000	850,000	(c)

Total Wireless Telecommunication Services				2,745,906

TOTAL TELECOMMUNICATION SERVICES				9,009,253

See Notes to Schedule of Investments.

WESTERN ASSET ABSOLUTE RETURN PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
UTILITIES - 2.3%
Electric Utilities - 0.1%
FirstEnergy Corp., Notes	6.450%	11/15/11	83,000	$86,976
FirstEnergy Corp., Notes	7.375%	11/15/31	100,000	108,655

Total Electric Utilities				195,631

Gas Utilities - 0.1%
El Paso Performance-Linked Trust Certificates, Senior Notes	7.750%	7/15/11	340,000	351,995	(c)

Independent Power Producers & Energy Traders - 2.1%
AES Corp., Senior Notes	7.750%	3/1/14	1,300,000	1,391,000
AES Corp., Senior Notes	7.750%	10/15/15	300,000	321,000
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	355,000	379,850	(c)
Dynegy Inc., Bonds	7.670%	11/8/16	420,000	389,550
Edison Mission Energy, Senior Notes	7.750%	6/15/16	110,000	86,075
Edison Mission Energy, Senior Notes	7.625%	5/15/27	90,000	60,525
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	4,000	2,400
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	1,125,787	537,563	(d)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	2,396,053	2,377,879
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	915,837	1,012,000
NRG Energy Inc., Senior Notes	7.375%	2/1/16	250,000	257,187

Total Independent Power Producers & Energy Traders				6,815,029

TOTAL UTILITIES				7,362,655

TOTAL CORPORATE BONDS & NOTES (Cost - $133,686,387)				135,091,941

ASSET-BACKED SECURITIES - 5.8%
FINANCIALS - 5.8%
Automobiles - 0.2%
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	460,000	507,720	(c)

Diversified Financial Services - 0.0%
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	390,000	156,000	(c)(e)

Home Equity - 3.5%
ACE Securities Corp., 2006-GP1 A	0.386%	2/25/31	302,040	225,626	(f)
Amortizing Residential Collateral Trust, 2005-BC5 M1	1.291%	7/25/32	547,287	437,813	(f)
Bear Stearns Asset-Backed Securities Trust, 2006-SD2	0.456%	4/25/36	326,782	318,782	(f)
Centex Home Equity Loan Trust, 2003-B AF4	3.735%	2/25/32	142,664	134,561
Citigroup Mortgage Loan Trust Inc., 2006-SHL1 A1	0.456%	11/25/45	116,663	95,863	(c)(f)
Citigroup Mortgage Loan Trust Inc., 2007-SHL1 A	0.656%	11/25/46	397,053	205,697	(c)(f)
First Franklin Mortgage Loan Asset-Backed Certificates, 2006-FF5 2A5, PO	0.000%	4/25/36	1,050,000	277,676
Fremont Home Loan Trust, 2006-B 2A2	0.356%	8/25/36	583,042	305,325	(f)
GMAC Mortgage Corp. Loan Trust, 2006-HE4 A1	0.436%	12/25/36	1,578,436	842,482	(f)
GSAA Home Equity Trust, 2007-6 A4	0.556%	5/25/47	2,090,000	1,152,089	(f)
GSAMP Trust, 2006-S3 A1	6.085%	5/25/36	356,182	23,277
GSAMP Trust, 2006-SEA1 A	0.556%	5/25/36	293,697	243,753	(c)(f)
GSRPM Mortgage Loan Trust, 2006-2 A2	0.556%	9/25/36	415,601	339,338	(c)(f)
HSI Asset Securitization Corp. Trust, 2007-NC1 A3	0.436%	4/25/37	2,740,000	1,071,228	(f)
Indymac Seconds Asset Backed Trust, 2006-A A	0.386%	6/25/36	1,254,706	148,512	(f)
IXIS Real Estate Capital Trust, 2005-HE4 A3	0.596%	2/25/36	740,276	662,811	(f)
Lehman XS Trust, 2006-16N A4B	0.496%	11/25/46	586,618	134,153	(f)
Lehman XS Trust, 2006-2N 1A1	0.516%	2/25/46	370,518	219,663	(f)
Lehman XS Trust, 2006-GP3 2A2	0.476%	6/25/46	432,635	47,251	(f)
Lehman XS Trust, 2007-1 WF1	7.000%	1/25/37	1,199,323	705,155
Lehman XS Trust, 2007-2N 3A1	0.346%	2/25/37	811,788	739,066	(f)
MASTR Second Lien Trust, 2005-1 A	0.526%	9/25/35	69,635	66,819	(f)
MASTR Specialized Loan Trust, 2006-3 A	0.516%	6/25/46	374,301	192,162	(c)(f)
MASTR Specialized Loan Trust, 2007-1 A	0.626%	1/25/37	335,135	150,328	(c)(f)
Morgan Stanley Home Equity Loans, 2007-1 A3	0.396%	12/25/36	2,720,000	1,011,922	(f)
Option One Mortgage Loan Trust, 2005-1 A4	0.656%	2/25/35	724,925	634,743	(f)
RAAC Series, 2006-RP4 A	0.546%	1/25/46	512,102	343,681	(c)(f)

See Notes to Schedule of Investments.

WESTERN ASSET ABSOLUTE RETURN PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Home Equity - continued
Structured Asset Securities Corp., 2007-BC4 A3	0.506%	11/25/37	745,076	$711,961	(f)

Total Home Equity				11,441,737

Manufactured Housing - 1.0%
ABSC Manufactured Housing Contract, 2004-CN1	8.400%	12/2/30	170,000	157,250	(c)(e)(f)
Associates Manufactured Housing Pass Through Certificates, 1997-CLB2	8.900%	6/15/28	1,664,652	1,664,652	(e)
Bombardier Capital Mortgage Securitization Corp., 2000-A A3	7.830%	6/15/30	1,594,683	1,088,613	(f)
Oakwood Mortgage Investors Inc., 1999-D A1	7.840%	11/15/29	252,694	254,977	(f)

Total Manufactured Housing				3,165,492

Student Loan - 1.1%
Education Funding Capital Trust, 2003-3 A6	1.759%	12/15/42	300,000	286,125	(f)
Nelnet Student Loan Trust, 2005-4 A4R2	1.239%	3/22/32	2,710,000	2,432,225	(f)
Nelnet Student Loan Trust, 2008-4 A4	1.978%	4/25/24	860,000	886,456	(f)

Total Student Loan				3,604,806

TOTAL ASSET-BACKED SECURITIES (Cost - $26,057,418)				18,875,755

COLLATERALIZED MORTGAGE OBLIGATIONS - 10.4%
Adjustable Rate Mortgage Trust, 2004-1 4A1	5.547%	1/25/35	3,399,011	3,485,302	(f)
American Home Mortgage Assets, 2006-6 A1A	0.446%	12/25/46	283,913	153,182	(f)
Banc of America Funding Corp., 2006-8T2 A2	5.791%	10/25/36	33,877	30,987
Banc of America Funding Corp., 2006-D 6A1	5.595%	5/20/36	1,188,630	788,908	(f)
Banc of America Mortgage Securities Inc., 2003-F 1A1	2.748%	7/25/33	28,356	26,709	(f)
Banc of America Mortgage Securities Inc., 2004-A 1A1	3.467%	2/25/34	62,908	52,197	(f)
Bear Stearns Alt-A Trust, 2003-5 2A1	2.487%	12/25/33	546,412	506,842	(f)
Bear Stearns Alt-A Trust, 2004-10 1A1	0.936%	9/25/34	148,984	118,919	(f)
Bear Stearns Alt-A Trust, 2004-11 1A2	1.096%	11/25/34	104,241	53,817	(f)
Bear Stearns Alt-A Trust, 2005-10 21A1	3.261%	1/25/36	419,224	237,094	(f)
Bear Stearns Alt-A Trust, 2005-2 1A1	0.756%	3/25/35	45,047	37,199	(f)
Bear Stearns ARM Trust, 2004-12 1A1	3.485%	2/25/35	107,738	89,989	(f)
Bear Stearns ARM Trust, 2005-12 23A1	5.607%	2/25/36	2,569,419	1,843,062	(f)
Bear Stearns Mortgage Funding Trust, 2006-AR5 1A1	0.416%	12/25/36	944,497	541,511	(f)
BlackRock Capital Finance LP, 1996-R1	9.580%	9/25/26	208,715	19,306	(e)(f)
BlackRock Capital Finance LP, 1997-R1 B3	7.750%	3/25/37	8,895	245	(c)(e)(f)
Citigroup Mortgage Loan Trust Inc., 2005-9 1A1	0.516%	11/25/35	467,964	252,527	(f)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.488%	7/20/35	662,219	396,877	(f)
Countrywide Alternative Loan Trust, 2005-51 2A1	0.558%	11/20/35	404,589	224,950	(f)
Countrywide Alternative Loan Trust, 2005-76 3A1	0.516%	1/25/46	415,791	244,680	(f)
Countrywide Alternative Loan Trust, 2006-OA10 4A3	0.526%	8/25/46	1,916,108	171,628	(f)
Countrywide Alternative Loan Trust, 2006-OA8 1A2	0.486%	7/25/46	639,994	181,013	(f)
Countrywide Home Loan, 2003-HYB1 1A1	3.291%	5/19/33	30,596	29,007	(f)
Countrywide Home Loan Mortgage Pass-Through Trust, 2001-HYB1 1A1	2.472%	6/19/31	29,941	28,334	(f)
Countrywide Home Loans, 2003-60 1A1	3.827%	2/25/34	431,233	389,339	(f)
Countrywide Home Loans, 2006-3 1A2	0.586%	3/25/36	443,799	157,803	(f)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.706%	6/25/34	213,886	173,252	(f)
First Horizon Alternative Mortgage Securities, 2005-AA12 1A1	2.293%	2/25/36	483,678	315,571	(f)
Greenpoint Mortgage Funding Trust, 2006-AR2 1A2	0.506%	4/25/36	3,008,189	951,812	(f)
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1	0.486%	9/25/35	563,241	232,872	(f)
GSR Mortgage Loan Trust, 2006-0A1 2A2	0.516%	8/25/46	709,035	93,325	(f)
Harborview Mortgage Loan Trust, 2006-13 A	0.437%	11/19/46	487,847	250,164	(f)
Harborview Mortgage Loan Trust, 2006-14 2A1A	0.407%	1/25/47	941,170	526,862	(f)
Harborview Mortgage Loan Trust, 2007-7 2A1A	1.256%	11/25/47	1,326,978	896,371	(f)

See Notes to Schedule of Investments.

WESTERN ASSET ABSOLUTE RETURN PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Collaterized Mortgage Obligations - continued
IMPAC CMB Trust, 2004-5 1A1	0.976%	10/25/34	206,963	$187,343	(f)
IMPAC CMB Trust, 2005-7 A1	0.516%	11/25/35	436,348	246,488	(f)
IMPAC Secured Assets Corp., 2004-3 1A4	1.056%	11/25/34	13,148	11,975	(f)
IMPAC Secured Assets Corp., 2005-2 A1	0.576%	3/25/36	321,416	171,906	(f)
Indymac Manufactured Housing Contract, A2-2	6.170%	12/25/11	386,833	376,635
MASTR ARM Trust, 2003-3 3A4	2.494%	9/25/33	1,695,560	1,494,899	(f)
Merit Securities Corp., 11PA B2	1.760%	9/28/32	23,271	20,164	(c)(f)
Merrill Lynch Mortgage Investors Trust, 2004-A3 4A3	5.058%	5/25/34	824,803	834,939	(f)
Morgan Stanley Mortgage Loan Trust, 2004-6AR	2.940%	8/25/34	90,367	77,080	(f)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 2A3	4.766%	3/25/36	498,029	301,052	(f)
Nomura Asset Acceptance Corp., 2006-AF2 4A	6.348%	8/25/36	457,832	210,431	(f)
Residential Accredit Loans Inc., 2007-Q01 A1	0.406%	2/25/47	2,741,350	1,603,607	(f)
Sequoia Mortgage Trust, 2007-4 4A1	5.570%	7/20/47	1,477,118	1,114,757	(f)
Structured ARM Loan Trust, 2004-17 A1	1.313%	11/25/34	56,781	51,245	(f)
Structured ARM Loan Trust, 2004-4 3A2	2.575%	4/25/34	916,844	798,312	(f)
Structured ARM Loan Trust, 2004-7 A1	0.661%	6/25/34	18,074	14,107	(f)
Structured ARM Loan Trust, 2005-19XS 1A1	0.576%	10/25/35	1,347,442	899,351	(f)
Structured ARM Loan Trust, 2005-20 4A1	5.790%	10/25/35	1,844,006	1,423,860	(f)
Structured Asset Mortgage Investments Inc., 2003-AR2 A1	0.627%	12/19/33	100,800	86,409	(f)
Structured Asset Mortgage Investments Inc., 2006-AR6 1A3	0.446%	7/25/46	1,788,354	965,223	(f)
Structured Asset Mortgage Investments Inc., 2007-AR4 A1	0.456%	9/25/47	617,103	612,244	(f)
Structured Asset Securities Corp., 2002-11A 1A1	2.245%	6/25/32	25,695	25,252	(f)
Structured Asset Securities Corp., 2002-16A 1A1	3.079%	8/25/32	237,776	235,854	(f)
Structured Asset Securities Corp., 2002-18A 1A1	3.106%	9/25/32	15,393	13,708	(f)
Structured Asset Securities Corp., 2002-8A 7A1	2.049%	5/25/32	90,946	77,106	(f)
Structured Asset Securities Corp., 2004-NP1 A	0.656%	9/25/33	191,895	163,111	(c)(e)(f)
Thornburg Mortgage Securities Trust, 2004-1 I2A	1.156%	3/25/44	31,881	31,531	(f)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.192%	9/25/37	1,134,992	1,078,007	(f)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.139%	9/25/37	1,193,852	1,162,330	(f)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR3 A1A	1.356%	5/25/46	3,113,770	1,732,760	(f)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR6 2A	1.346%	8/25/46	2,279,757	1,262,365	(f)
Washington Mutual Inc. Pass-Through Certificates, 2006-AR2 A1A	1.326%	4/25/46	3,827,248	2,136,450	(f)
Washington Mutual Mortgage Pass-Through Certificates, 2006-AR4 DA	1.340%	6/25/46	1,643,047	715,600	(f)
Wells Fargo Mortgage-Backed Securities Trust, 2005-AR9 4A1	2.958%	5/25/35	344,574	317,073	(f)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $50,423,984)				33,954,830

COLLATERALIZED SENIOR LOANS - 4.8%
CONSUMER DISCRETIONARY - 2.7%
Auto Components - 0.2%
Allison Transmission Inc., Term Loan, Tranche B	3.010 - 3.050%	8/7/14	923,186	865,343	(h)

Hotels, Restaurants & Leisure - 0.4%
Harrah’s Entertainment Inc., Term Loan B	3.498%	1/28/15	806,853	694,058	(h)
Las Vegas Sands LLC, Delayed Draw Term Loan	3.030%	11/23/16	128,271	116,567	(h)
Las Vegas Sands LLC, Term Loan B	3.030%	11/23/16	507,850	461,579	(h)

Total Hotels, Restaurants & Leisure				1,272,204

Media - 1.5%
Charter Communications, Term Loan C	3.540%	9/6/16	865,967	844,859	(h)
Citadel Broadcasting Corp., Term Loan A	11.000%	6/3/15	365,232	384,908	(h)
Insight Midwest Holdings LLC, Term Loan, Tranche B	2.010 - 2.280%	4/7/14	620,556	594,182	(h)

See Notes to Schedule of Investments.

WESTERN ASSET ABSOLUTE RETURN PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Media - continued
SuperMedia Inc., Term Loan	11.000%	12/31/15	350,121	$271,844	(h)
Univision Communications, Term Loan, Tranche B	2.506%	9/29/14	987,383	863,960	(h)
UPC Broadband Holding, Term Loan, Tranche N1	2.501%	12/31/14	1,296,576	1,242,282	(h)
UPC Broadband Holding BV, Term Loan T	4.251%	12/30/16	703,424	682,849	(h)

Total Media				4,884,884

Multiline Retail - 0.3%
Neiman Marcus Group Inc., Term Loan	2.258 - 2.294%	4/5/13	931,313	901,256	(h)

Specialty Retail - 0.3%
Michaels Stores Inc., Term Loan B2	4.813 - 5.000%	7/31/16	997,032	976,537	(h)

TOTAL CONSUMER DISCRETIONARY				8,900,224

ENERGY - 0.4%
Energy Equipment & Services - 0.3%
Brand Energy and Infrastructure Services Inc., Term Loan B	3.563 - 3.813%	2/7/14	921,763	863,001	(h)

Oil, Gas & Consumable Fuels - 0.1%
Ashmore Energy, Term Loan	3.433%	3/30/12	50,966	47,742	(h)
Ashmore Energy, Term Loan	3.289%	3/30/14	417,872	391,442	(h)

Total Oil, Gas & Consumable Fuels				439,184

TOTAL ENERGY				1,302,185

INDUSTRIALS - 0.3%
Aerospace & Defense - 0.2%
Dubai Aerospace Enterprise, Term Loan	4.230%	7/31/14	287,234	263,717	(h)
Dubai Aerospace Enterprise, Term Loan, Tranche B2	4.230%	7/31/14	278,136	255,364	(h)

Total Aerospace & Defense				519,081

Industrial Conglomerates - 0.1%
Tomkins PLC	4.500%	9/21/16	500,000	504,450	(h)

TOTAL INDUSTRIALS				1,023,531

INFORMATION TECHNOLOGY - 0.8%
IT Services - 0.5%
First Data Corp., Term Loan B2	3.006%	9/24/14	943,589	830,122	(h)
SunGard Data Systems Inc., Term Loan, Tranche B	3.970 - 4.043%	2/26/16	924,896	906,110	(h)

Total IT Services				1,736,232

Semiconductors & Semiconductor Equipment - 0.3%
Sensata Technologies, Term Loan, Tranche B	2.231%	4/26/13	957,500	918,721	(h)

TOTAL INFORMATION TECHNOLOGY				2,654,953

MATERIALS - 0.6%
Containers & Packaging - 0.5%
Amscan Holdings Inc., Term Loan, Tranche B	2.539%	5/25/13	910,125	865,377	(h)
Graham Packaging Company LP, Term Loan C	6.750%	4/5/14	759,300	762,960	(h)

Total Containers & Packaging				1,628,337

Paper & Forest Products - 0.1%
Georgia-Pacific Corp., New Term Loan B	2.289 - 2.299%	12/21/12	246,760	245,049	(h)

TOTAL MATERIALS				1,873,386

UTILITIES - 0.0%
Electric Utilities - 0.0%
TXU, Term Loan, Tranche B2	3.758 - 4.066%	10/10/14	3,125	2,424	(h)

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $16,742,013)				15,756,703

MORTGAGE-BACKED SECURITIES - 4.2%
FNMA - 4.2%
Federal National Mortgage Association (FNMA) (Cost - $13,698,812)	3.500%	11/10/40	13,600,000	13,661,622	(i)

MUNICIPAL BONDS - 0.9%
Pennsylvania - 0.9%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	0.893%	6/1/47	1,275,000	1,128,375	(e)(f)

See Notes to Schedule of Investments.

WESTERN ASSET ABSOLUTE RETURN PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Pennsylvania - continued
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	0.551%	6/1/47	2,150,000		$1,902,750	(e)(f)

TOTAL MUNICIPAL BONDS (Cost - $3,047,162)					3,031,125

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 1.1%
Australia - 0.4%
Australia Government, Bonds	4.000%	8/20/20	780,000	AUD	1,247,696

Brazil - 0.2%
Federative Republic of Brazil	6.000%	5/15/15	591,000	BRL	670,346

Sweden - 0.5%
Government of Sweden, Bonds	3.500%	12/1/28	7,000,000	SEK	1,736,409

TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES
(Cost - $2,645,810)					3,654,451

SOVEREIGN BONDS - 1.6%
Brazil - 0.9%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/12	3,878,000	BRL	2,251,622
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	274,000	BRL	153,777
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	738,000	BRL	403,595

Total Brazil					2,808,994

Indonesia - 0.4%
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	10,665,000,000	IDR	1,387,384

Malaysia - 0.2%
Thailand Government Bond	4.250%	3/13/13	22,000,000	THB	757,592

Russia - 0.1%
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	223,750		267,202	(c)

TOTAL SOVEREIGN BONDS (Cost - $4,616,673)					5,221,172

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 16.7%
U.S. Government Obligations - 16.7%
U.S. Treasury Bonds	3.500%	2/15/39	63,000		60,953
U.S. Treasury Bonds	4.375%	5/15/40	810,000		909,735
U.S. Treasury Notes	0.750%	8/15/13	2,150,000		2,158,062
U.S. Treasury Notes	0.750%	9/15/13	880,000		882,887
U.S. Treasury Notes	2.625%	12/31/14	17,910,000		19,078,341
U.S. Treasury Notes	3.125%	10/31/16	2,590,000		2,811,163
U.S. Treasury Notes	2.750%	11/30/16	4,020,000		4,271,250
U.S. Treasury Notes	2.500%	6/30/17	11,520,000		12,002,400
U.S. Treasury Notes	2.375%	7/31/17	7,300,000		7,537,250
U.S. Treasury Notes	3.500%	5/15/20	1,829,000		1,985,325
U.S. Treasury Notes	2.625%	8/15/20	2,720,000		2,745,500

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
(Cost - $52,056,335)					54,442,866

			SHARES
COMMON STOCKS - 0.2%
CONSUMER DISCRETIONARY - 0.2%
Hotels, Restaurants & Leisure - 0.1%
Tropicana Entertainment Inc.			17,138		218,509	*

Media - 0.1%
Citadel Broadcasting Corp., Class A Shares			2,967		66,758	*
Citadel Broadcasting Corp., Class B Shares			18,384		395,256	*
SuperMedia Inc.			1,788		18,899	*

Total Media					480,913

TOTAL CONSUMER DISCRETIONARY					699,422

ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
SemGroup Corp., Class A Shares			867		20,153	*

TOTAL COMMON STOCKS (Cost - $845,914)					719,575

See Notes to Schedule of Investments.

WESTERN ASSET ABSOLUTE RETURN PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE		SHARES	VALUE
CONVERTIBLE PREFERRED STOCKS - 0.2%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Motors Liquidation Co., Senior Debentures, Series B (Cost - $200,000)	5.250%		64,000	$502,400	*

PREFERRED STOCKS - 0.0%
FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
Federal National Mortgage Association (FNMA) (Cost - $101,080)	0.000%		1,900	1,026	*(f)

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.1%
Eurodollar Futures, Put @ $99.00		3/14/11	259	21,044
Interest rate swaption with BNP Paribas, Put @ 1.20%		12/15/10	8,900,000	25,540	(e)
Interest rate swaption with BNP Paribas, Put @ 1.40%		12/15/10	8,900,000	11,600	(e)
Interest rate swaption with Credit Suisse First Boston Inc., Call @ 2.80%		3/16/11	2,700,000	76,827
Interest rate swaption with Credit Suisse First Boston Inc., Put @ 2.80%		3/16/11	900,000	21,039
Interest rate swaption with Credit Suisse First Boston Inc., Put @ 4.35%		3/16/11	8,100,000	8,530

TOTAL PURCHASED OPTIONS (Cost - $529,050)				164,580

			WARRANTS
WARRANTS - 0.0%
SemGroup Corp. (Cost - $0)		11/30/14	912	4,790	*

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $304,650,638)				285,082,836

		MATURITY DATE	FACE AMOUNT†
SHORT-TERM INVESTMENTS - 14.9%
U.S. Government Agencies - 4.9%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.261%	10/26/10	15,000,000	14,997,292	(j)
Federal National Mortgage Association (FNMA), Discount Notes	0.200 - 0.240%	5/9/11	1,105,000	1,103,717	(j)(k)
Federal National Mortgage Association (FNMA), Discount Notes	0.200%	6/2/11	20,000	19,973	(j)(k)

Total U.S. Government Agencies (Cost - $16,120,728)				16,120,982

Repurchase Agreements - 10.0%
Morgan Stanley repurchase agreement dated 9/30/10; Proceeds at maturity - $32,466,153; (Fully collateralized by U.S. government agency obligations, 2.900% due 8/9/17; Market value - $33,115,320) (Cost - $32,466,000)	0.170%	10/1/10	32,466,000	32,466,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $48,586,728)				48,586,982

TOTAL INVESTMENTS - 102.4% (Cost - $353,237,366#)				333,669,818
Liabilities in Excess of Other Assets - (2.4)%				(7,718,814)

TOTAL NET ASSETS - 100.0%				$325,951,004

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	The coupon payment on these securities is currently in default as of September 30, 2010.

(b)	Illiquid security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(e)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).

(f)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2010.

See Notes to Schedule of Investments.

WESTERN ASSET ABSOLUTE RETURN PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(j)	Rate shown represents yield-to-maturity.

(k)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
AUD	— Australian Dollar
BRL	— Brazilian Real
CMB	— Cash Management Bill
EUR	— Euro
IDR	— Indonesian Rupiah
SEK	— Swedish Krona
THB	— Thai Baht

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Futures, Call	3/14/11	$98.75	41	$88,150
Eurodollar Futures, Call	3/14/11	99.63	129	22,575
Eurodollar Futures, Put	3/14/11	99.38	129	20,156
Eurodollar Futures, Put	3/14/11	98.25	559	13,975
U.S. Treasury 10-Year Notes Futures, Call	11/26/10	125.50	37	61,281
U.S. Treasury 10-Year Notes Futures, Put	11/26/10	119.50	37	2,313
U.S. Treasury 30-Year Bonds Futures, Call	10/22/10	135.00	85	65,811
U.S. Treasury 30-Year Bonds Futures, Put	10/22/10	125.00	62	1,938

SECURITY	EXPIRATION DATE	STRIKE RATE	NOTIONAL PAR	VALUE
Interest rate swaption with Barclays Capital Inc., Call	10/2/13	4.95%	4,770,000	$653,737
Interest rate swaption with Barclays Capital Inc., Call	10/3/13	4.86	4,770,000	624,932
Interest rate swaption with Barclays Capital Inc., Put	10/2/13	4.95	4,770,000	123,593
Interest rate swaption with Barclays Capital Inc., Put	10/3/13	4.86	4,770,000	130,922
Interest rate swaption with BNP Paribas, Put	12/15/10	1.30	17,800,000	34,423	*

TOTAL WRITTEN OPTIONS (Premiums received - $1,631,459)				$1,843,806

*	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Absolute Return Portfolio (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the last quoted bid price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the bid prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$134,791,941	$300,000	$135,091,941
Asset-backed securities	—	17,053,853	1,821,902	18,875,755
Collateralized mortgage obligations	—	33,772,168	182,662	33,954,830
Collateralized senior loans	—	15,756,703	—	15,756,703
Mortgage-backed securities	—	13,661,622	—	13,661,622
Municipal bonds	—	—	3,031,125	3,031,125
Non-U.S. treasury inflation protected securities	—	3,654,451	—	3,654,451
Sovereign bonds	—	5,221,172	—	5,221,172

Notes to Schedule of Investments (unaudited) (continued)

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
U.S. government & agency obligations	—	$54,442,866	—	$54,442,866
Common stocks	$501,066	218,509	—	719,575
Convertible preferred stocks	—	502,400	—	502,400
Preferred stocks	1,026	—	—	1,026
Purchased options	21,044	143,536	—	164,580
Warrants	—	4,790	—	4,790

Total long-term investments	$523,136	$279,224,011	$5,335,689	$285,082,836

Short-term investments†	—	48,586,982	—	48,586,982

Total investments	$523,136	$327,810,993	$5,335,689	$333,669,818

Other financial instruments:
Futures contracts	$(1,259,477)	—	—	$(1,259,477)
Forward foreign currency contracts	—	$(400,940)	—	(400,940)
Written options	(276,199)	(1,567,607)	—	(1,843,806)
Total return swap‡	—	430,462	—	430,462
Interest rate swaps‡	—	(2,359,876)	—	(2,359,876)
Credit default swaps on corporate issues - sell protection‡	—	111,469	—	111,469
Credit default swaps on corporate issues - buy protection‡	—	(93,022)	—	(93,022)
Credit default swaps on credit indices - sell protection‡	—	(211,879)	—	(211,879)
Credit default swaps on credit indices - buy protection‡	—	(181,104)	—	(181,104)

Total other financial instruments	$(1,535,676)	$(4,272,497)	—	$(5,808,173)

Total	$(1,012,540)	$323,538,496	$5,335,689	$327,861,645

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	MUNICIPAL BONDS	COMMON STOCKS	WARRANTS		TOTAL
Balance as of December 31, 2009	$426,912	$1,649,861	—	—	$20,803	$0	*	$2,097,576
Accrued premiums/discounts	—	33,541	—	$1,462	—	—		35,003
Realized gain (loss) [1]	—	(72,168)	—	5,763	—	—		(66,405)
Change in unrealized appreciation (depreciation) [2]	(512)	53,418	—	(16,037)	(650)	4,790		41,009
Net purchases (sales)	—	—	—	3,039,937	—	—		3,039,937
Transfers into Level 3	300,000	157,250	$182,662	—	—	—		639,912
Transfers out of Level 3	(426,400)	—	—	—	(20,153)	(4,790)		(451,343)

Balance as of September 30, 2010	$300,000	$1,821,902	$182,662	$3,031,125	—	—		$5,335,689

Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2010 [2]	—	$53,418	—	$(16,037)	—	—		$37,381

*	Value is less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions.

[2]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral

Notes to Schedule of Investments (unaudited) (continued)

securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Notes to Schedule of Investments (unaudited) (continued)

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest Rate Swaps. The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed

Notes to Schedule of Investments (unaudited) (continued)

rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked to market daily based upon quotations from market makers. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total Return Swaps. The Fund may enter into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(i) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Swaptions. The Fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

(k) Credit and Market Risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Foreign Investment Risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Notes to Schedule of Investments (unaudited) (continued)

Gross unrealized appreciation	$19,342,321
Gross unrealized depreciation	(38,909,869)

Net unrealized depreciation	$(19,567,548)

At September 30, 2010, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
German Euro Bund	7	12/10	$1,250,593	$1,254,204	$3,611
U.S. Treasury 2-Year Notes	7	12/10	1,534,039	1,536,391	2,352
Ultra Long U.S. Treasury Bonds	223	12/10	31,888,999	31,505,719	(383,280)

					$(377,317)

Contracts to Sell:
U.S. Treasury 5-Year Notes	74	12/10	8,875,611	8,944,172	(68,561)
U.S. Treasury 10-Year Notes	692	12/10	86,532,759	87,224,438	(691,679)
U.S. Treasury 30-Year Bonds	163	12/10	21,674,236	21,796,156	(121,920)
					$(882,160)

Net unrealized loss on open futures contracts					$(1,259,477)

During the period ended September 30, 2010, written option transactions for the Fund were as follows:

	Number of Contracts / Notional Par	Premiums
Written options, outstanding December 31, 2009	20,370,466	$1,372,753
Options written	35,602,426	859,819
Options closed	(890)	(323,363)
Options exercised	(12)	(8,961)
Options expired	(19,090,911)	(268,789)

Written options, outstanding September 30, 2010	36,881,079	$1,631,459

At September 30, 2010, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Sell:
Canadian Dollar	Citibank N.A.	1,150,138	$1,116,442	11/24/10	$16,141
Euro	Citibank N.A.	3,344,373	4,557,244	11/24/10	(162,889)
Euro	UBS AG	500,000	681,330	11/24/10	(19,304)
Japanese Yen	Citibank N.A.	438,787,200	5,258,980	11/24/10	(173,125)
Japanese Yen	Credit Suisse First Boston Inc.	165,039,620	1,978,043	11/24/10	(61,763)

Net unrealized loss on open forward foreign currency contracts					$(400,940)

At September 30, 2010, the Fund held TBA securities with a total cost of $13,698,813.

At September 30, 2010, the Fund had the following open swap contracts:

TOTAL RETURN SWAPS

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Credit Suisse First Boston Inc.	$14,500,000	12/10/10	3-Month LIBOR	4.375%	—	$430,462	*

Notes to Schedule of Investments (unaudited) (continued)

INTEREST RATE SWAPS

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND‡	PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Credit Suisse First Boston Inc.	$50,000	9/15/15	5.160% Semi-Annually	3-month LIBOR	—	$(8,832)
Banc of America Securities LLC	100,000	3/1/13	5.104% Semi-Annually	3-month LIBOR	—	(10,556)
Barclay’s Capital Inc.	60,000	6/25/12	5.060% Semi-Annually	3-month LIBOR	—	(4,687)
RBS Greenwich	40,000	4/1/12	5.011% Semi-Annually	3-month LIBOR	—	(2,712)
Credit Suisse First Boston Inc.	50,000	8/15/13	5.023% Semi-Annually	3-month LIBOR	—	(5,953)
Credit Suisse First Boston Inc.	13,870,000	12/10/39	4.214% Semi-Annually	3-month LIBOR	—	(2,364,479)
Citigroup Global Markets	32,200,000	12/29/10	3.334%	USD-CMM	—	22,855 *
Citigroup Global Markets	32,200,000	12/29/10	3.360%	USD-CMM	—	14,488 *
Total	$78,570,000				—	$(2,359,876)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION1

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT SEPTEMBER 30, 2010[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Barclay’s Capital Inc. (SLM Corp., 5.125%, due 8/27/12)	$2,350,000	9/20/12	3.76%	2.350% Quarterly	$(62,453)	—	$(62,453)
Barclay’s Capital Inc. (AES Corp., 7.750%, due 3/1/14)	3,000,000	9/20/12	1.91%	3.150% Quarterly	72,337	—	72,337
Barclay’s Capital Inc. (AES Corp., 7.750%, due 3/1/14)	3,000,000	9/20/12	1.91%	3.650% Quarterly	101,585	—	101,585
Total	$8,350,000				$111,469	—	$111,469

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION4

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Credit Suisse First Boston Inc. (AmerisourceBergen Corp., 8.125%, due 9/1/08)	$50,000	9/20/15	0.900% Quarterly	$892	—	$892
Banc of America Securities LLC (PHH Corporate Note, 7.125%, due 3/1/13 )	110,000	3/20/13	1.050% Monthly	11,053	—	11,053
Barclay’s Capital Inc. (Health Care Property Investments Inc., 6.450%, due 6/25/12)	60,000	6/20/12	0.630% Quarterly	530	—	530
Morgan Stanley & Co. Inc. (Gannett Co., 6.375%, due 4/1/12)	40,000	3/20/12	0.460% Quarterly	672	—	672
Credit Suisse First Boston Inc. (Masco Corp., 5.875%, due 7/15/12)	50,000	9/20/13	0.750% Quarterly	2,058	—	2,058
Goldman Sachs Group Inc. (Citigroup Inc., 6.500%, due 1/18/11)	1,000,000	3/20/14	4.700% Quarterly	(108,227)	—	(108,227)
Total	$1,310,000			$(93,022)	—	$(93,022)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION1

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[5]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Credit Suisse First Boston Inc. (CDX IG 9)	$15,004,000	12/20/12	0.600% Quarterly	$(156,307)	$(133,751)	$(22,556)
Barclay’s Capital Inc. (MARKIT ITRX SOVX)	2,100,000	12/20/15	1.000% Quarterly	(55,572)	(56,820)	1,248
Total	$17,104,000			$(211,879)	$(190,571)	$(21,308)

Notes to Schedule of Investments (unaudited) (continued)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION4

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE[5]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Morgan Stanley & Co. Inc. (CDX HY 12)	$8,836,000	6/20/14	5.000% Quarterly	$(195,693)	$682,663	$(878,355)
Morgan Stanley & Co. Inc. (CDX HY 12)	940,000	6/20/14	5.000% Quarterly	(20,818)	36,703	(57,521)
Credit Suisse First Boston Inc. (CDX HY 12)	470,000	6/20/14	5.000% Quarterly	(10,409)	16,216	(26,626)
JP Morgan Chase & Co. (CDX HY 12)	9,212,000	6/20/14	5.000% Quarterly	(204,020)	78,638	(282,658)
Credit Suisse First Boston Inc. (CDX IG 9)	9,292,800	12/20/14	0.700% Quarterly	214,554	175,512	39,042
Barclay’s Capital Inc. (MARKIT ITRX EUR)	1,340,000	12/20/15	1.000% Quarterly	35,282	31,178	4,104
Total	$30,090,800			$(181,104)	$1,020,910	$(1,202,014)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

*	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2010.

	Futures Contracts				Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Contracts	$5,963	$(1,265,440)	$164,580	$(1,843,806)	—	—	$(1,929,414)	$(4,868,117)
Foreign Exchange Contracts	—	—	—	—	$16,141	$(417,081)	—	(400,940)
Credit Contracts	—	—	—	—	—	—	(374,536)	(374,536)

Total	$5,963	$(1,265,440)	$164,580	$(1,843,806)	$16,141	$(417,081)	$(2,303,950)	$(5,643,593)

During the period ended September 30, 2010, the volume of derivative activity for the Fund was as follows:

Notes to Schedule of Investments (unaudited) (continued)

Average Market Value
Purchased options	$516,137
Written options	1,547,378
Forward foreign currency contracts (to buy)†	6,207,646
Forward foreign currency contracts (to sell)	16,035,193
Futures contracts (to buy)	51,603,042
Futures contracts (to sell)	91,706,431

Average Notional Balance
Interest rate swap contracts	$34,811,000
Credit default swap contracts (to buy protection)	26,915,320
Credit default swap contracts (to sell protection)	23,445,276
Total return swap contracts	14,500,000

†	At September 30, 2010, there were no open positions held in this derivative.

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of September 30, 2010, the total value of swap positions with credit related contingent features in a net liability position was $813,499. If a contingent feature would have been triggered as of September 30, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The Fund posted collateral for its swap transactions in the amount of $3,800,000.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
President and Director

Date: November 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
President and Director

Date: November 23, 2010

By:	/S/ KAPREL OZSOLAK
Kaprel Ozsolak
Principal Financial and Accounting Officer

Date: November 23, 2010